UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2013

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35629 (Commission File Number)	45-5538095 (IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441 (Address of principal executive offices, including ZIP code)

(763) 852-2901 (Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2013, Tile Shop Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 18, 2013, the Audit Committee of the Board of Directors of the Company concluded, after consulting with management and discussing with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, that the Company’s unaudited consolidated financial statements for the three and nine months ended September 30, 2012 should no longer be relied upon because of a misstatement relating to the Company’s accounting for its outstanding common stock purchase warrants (the “warrants”).

  The warrants were exchanged during a Business Combination on August 21, 2012 and are listed for trading on the OTC market. The terms of the warrants include a provision (the “Price Reduction Provision”) that requires the Company to reduce the exercise price by a stated formula if (i) the Company completes a transaction involving a reclassification or reorganization of the outstanding shares of its common stock, a merger or consolidation in which it is not the surviving company, or a sale of its assets and (ii) at least 30% of the consideration payable to common stockholders as a result of that transaction is not common stock listed on a national securities exchange or the OTC Bulletin Board. Since the exchange, the Company has accounted for the warrants as equity instruments.

In connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2012, the Audit Committee and the Company’s management further evaluated the warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including common stock purchase warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on its evaluation, the Audit Committee concluded that the Company’s warrants are not indexed to the Company’s common stock in the manner contemplated by ASC Section 815-40-15 because the transactions that will trigger the Price Reduction Provision are not inputs to the fair value of the warrants. Accordingly, the existence of the Price Reduction Provision in the warrants requires the Company to classify them as a derivative liability, beginning with the quarter ended September 30, 2012. Under this accounting treatment, the Company is required to measure the fair value of the warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

The restatement related to the above-described reclassification will reflect a non-cash charge related to the change in fair value of the warrants from August 21, 2012 to September 30, 2012. The restatement will have no impact on the Company’s cash flows, and will not affect previously reported amounts of cash and cash equivalents, operating expenses or operating income. The Company believes that the effects of the restatement will be as summarized in the tables below. Such adjustments to the warrant values for the three and nine months ended September 30, 2012 are preliminary and remain subject to finalization by the Company.

	As Previously Reported	Adjustments	Amended

Condensed Balance Sheet as of 9/30/2012
Warrant liability	$-	$56,690	$56,690
Total liabilities	119,524	56,690	176,214
Common Stock	4		4
Additional paid-in capital	18,984	(14,984)	4,000
Accumulated retained earnings (deficit)	23,318	(41,706)	(18,388)
Total stockholders' equity	42,306	(56,690)	(14,384)

Condensed Consolidated Statement of Income for the three months ended 9/30/2012
Change in fair value of warrant liability	-	(41,706)	(41,706)
Net Income (loss)	$9,842	$(41,706)	$(31,864)
Net income (loss) per common share, basic and diluted	$0.27	$(1.14)	$(0.87)

Condensed Consolidated Statement of Income for the nine months ended 9/30/2012
Change in fair value of warrant liability	-	(41,706)	(41,706)
Net income (loss)	$30,631	$(41,706)	$(11,075)
Net income (loss) per common share, basic and diluted	$0.91	$(1.24)	$(0.33)

The Audit Committee has discussed the matters disclosed in this Item 4.02 with Deloitte & Touche and has authorized and directed the Company to restate the unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2012 as soon as is reasonably practicable. Accordingly, the restatement will be set forth in an amendment to the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2012, to be filed with the Securities and Exchange Commission as soon as reasonably practicable. The restatement in the amended Form 10-Q will reflect the reclassification of the warrants from equity to a liability in an amount equal to the fair value of the warrants as of September 30, 2012.

This report contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1          Press Release of Tile Shop Holdings, Inc., dated February 20, 2013 announcing its financial results for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on February 20, 2013.

TILE SHOP HOLDINGS, INC.

By: /s/ Timothy C. Clayton

Name: Timothy C. Clayton

Title: Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

TILE SHOP HOLDINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 18, 2013	0001-35629

Exhibit No.	ITEM

99.1	Press Release of Tile Shop Holdings, Inc., dated February 20, 2013 announcing its financial results for the year ended December 31, 2012..